SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)

Filed by the Registrant                           /X/
Filed by a party other than the Registrant        / /

Check the appropriate box:

/ /       Preliminary proxy statement
/ /       Confidential, for use of the Commission only (as permitted by
          Rule 14a-6(e)(2))
/X/       Definitive proxy statement
/ /       Definitive additional materials
/ /       Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            Indus International, Inc.
                            -------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/     No fee Required

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /     Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

                           INDUS INTERNATIONAL, INC.
                   Notice of Annual Meeting of Stockholders
                            To Be Held May 5, 1998




To The Stockholders:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Indus International, Inc. (the "Company"), a Delaware corporation, will be held on May 5, 1998 at 2:00 p.m., local time, at the Company's headquarters located at 60 Spear Street, San Francisco, California, for the following purposes:

       1. To elect the following directors to serve for the ensuing year and until their successors are duly elected and qualified: Robert W. Felton, Christopher R. Lane, John W. Blend, III, Richard W. MacAlmon, Alan G. Merten, William H. Janeway and Joseph P. Landy.

       2. To approve an amendment to the Company's 1997 Stock Plan to increase the number of shares reserved for issuance thereunder by 2,500,000 shares to 7,500,000 shares.

       3. To ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1998.

       4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 11, 1998 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy.


                                        By Order of the Board of Directors



                                        Anna Ng-Borden
                                        Corporate Secretary


San Francisco, California
April 10, 1998

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT


   To assure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope, which requires no postage if mailed in the United States.

--------------------------------------------------------------------------------

                           INDUS INTERNATIONAL, INC.
                                PROXY STATEMENT
                    FOR 1998 ANNUAL MEETING OF STOCKHOLDERS


General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Indus International, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held May 5, 1998 at 2:00 p.m., local time, or at any adjournment of postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's headquarters located at 60 Spear Street, San Francisco, California.

     These proxy solicitation materials were mailed on or about April 10, 1998 to all stockholders entitled to vote at the Annual Meeting.


Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to ChaseMellon Shareholder Services, LLC, Attention: Joseph W. Thatcher, Inspector of Elections, 235 Montgomery Street, 23rd Floor, San Francisco, CA 94104, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of the stockholder who has appointed a proxy will not of itself revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted FOR the slate of directors described herein, FOR Proposals Two and Three, and as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgment of the proxy holders.


Voting at the Annual Meeting; Record Date

     Only holders of record of the Company's common stock ("Common Stock") at the close of business on March 11, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date and to vote on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, 30,244,163 shares of the Company's Common Stock were issued and outstanding. No shares of Preferred Stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Security Ownership of Management; Principal Stockholders."


Quorum; Required Vote

     The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum at the Annual Meeting. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to approve the amendment of the 1997 Stock Plan and to ratify the appointment of auditors.

     Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Annual Meeting. However, abstentions and broker non-votes will not be included in the tabulation of the voting results on the election of directors or on issues requiring approval of a majority of the votes cast.


Expenses of Solicitation

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners, directors, officers and employees of the

Company may also solicit proxies in person or by telephone, telegram, letter or facsimile. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.


Procedure for Submitting Stockholder Proposals

     Stockholders may present proper proposals for inclusion in the Company's proxy materials for consideration at the next Annual Meeting of its stockholders by submitting their proposals to the Secretary of the company in a timely manner. In order to be included in the Company's proxy materials for the 1999 Annual Meeting, stockholder proposals must be received by the Secretary of the Company no later than December 3, 1998, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").



                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS
Nominees

     A board of seven directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominee's named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified.

     All nominees are presently directors of the Company. The names of the nominees, their ages as of the date of this proxy statement and certain information about them are set forth below:

Name of Nominee          Age                        Principal Occupation
---------------         -----                      ----------------------
Robert W. Felton         59     Chief Executive Officer and Chairman of the Board
Christopher R. Lane      42     President of Strategy and Product Development and
                                  Vice Chairman of the Board
John W. Blend, III       51     President of Worldwide Sales and Marketing
Richard W. MacAlmon      48     Senior Vice President
Alan G. Merten           56     President, George Mason University, a public university
William H. Janeway       54     Managing Director and the head of the Venture Capital High
                                  Technology Team of E.M. Warburg, Pincus & Co., LLC
Joseph P. Landy          36     Managing Director of E.M. Warburg, Pincus & Co., LLC

     There are no family relationships between or among any directors or executive officers of the Company.

     Mr. Felton is a founder of The Indus Group, Inc. and has been the Chief Executive Officer and Chairman of the Board of Directors since the Company was formed pursuant to the merger of The Indus Group, Inc. and TSW International, Inc. (the "Merger") which was consummated on August 25, 1997. From 1988 until August 25, 1997, he was the Chairman, President and Chief Executive Officer of The Indus Group, Inc.

     Mr. Lane has served as the President of Strategy and Product Development and Vice Chairman of the Board of Directors since the consummation of the Merger on August 25, 1997. From May 1994 to August 25, 1997, he served as President of TSW International, Inc. and was its Chief Executive Officer since June 1994, and a director since 1993. From June 1994 to July 1996, he served as Chairman of the Board of TSW International, Inc. Prior to joining TSW International, Inc. in May 1994, he served as a Vice President at E.M. Warburg, Pincus & Co., Inc., a diversified financial services firm ("EMW Inc."), from 1993 to 1994. From 1987 to 1993, he held various positions at Oracle Corporation, a provider of software for information management ("Oracle"), in both the United States and Europe. Mr. Lane developed Oracle's strategic market divisions in the United Kingdom, was Vice President of its U.S. consulting business and was responsible for European product development.

     Mr. Blend has served as the President of Worldwide Sales and Marketing and a director since the consummation of the Merger on August 25, 1997. From 1986 to August 25, 1997, he served as TSW International, Inc.'s Executive Vice President, Worldwide Distribution. He also served as a director of TSW International, Inc. since 1987. Prior to joining TSW International, Inc., he served as Area Vice President for the eastern field operations of HBO & Company, a provider of enterprise-wide patient care, clinical, financial and strategic management software solutions, from 1980 to 1985. Prior to his tenure at HBO & Company, he was employed in various positions by IBM Corporation; a provider of customer solutions through the use of advanced information technologies.

     Mr. MacAlmon is a founder of The Indus Group, Inc. and has been a Senior Vice President and director of the Company since the consummation of the Merger on August 25, 1997. Prior to August 25, 1997, he served as Vice President of Marketing and as a director of The Indus Group, Inc. since January 1990 and a Senior Vice President of The Indus Group, Inc. since June 1995. From January 1988 to December 1989, Mr. MacAlmon served as a Product Developer for The Indus Group, Inc.

     Mr. Merten has served as a director of the Company since the consummation of the Merger on August 25, 1997 and prior to the Merger had served as a director of The Indus Group, Inc. since December 1995. Mr. Merten is currently President of George Mason University, a position he has held since July 1996. From August 1989 to June 1996, Mr. Merten was Dean and Professor of Information Systems at the S.C. Johnson Graduate School of Management at Cornell University. Mr. Merten is also a director of Comshare, Inc., BTG, Inc. and the Smith Barney Concert Series Trust.

     Mr. Janeway has been a director of the Company since the consummation of the Merger on August 25, 1997. From 1994 to August 25, 1997, he served as a director of TSW International, Inc. Since 1988, he has been a managing director and the head of the Venture Capital High Technology Team of E.M. Warburg, Pincus & Co., LLC ("EMW LLC") and its predecessor, EMW Inc. Mr. Janeway serves on the Board of Directors as a nominee of Warburg. Mr. Janeway also serves as a director of BEA Systems, Inc., an on-line transaction processing software and services company, Industri-Matematik International Corp., a client/server application software company, Veritas Software, a Unix system software company, and Zilog, Inc., a manufacturer of microcontroller-based integrated circuits, and several privately-held companies.

     Mr. Landy has served as a director of the Company since the consummation of the Merger on August 25, 1997. From 1992 to August 25, 1997, he served as a director of TSW International, Inc. Since 1994, Mr. Landy has been a managing director of EMW LLC and its predecessor; EMW Inc. Mr. Landy has been employed in various capacities by EMW LLC and EMW Inc. since 1985. Mr. Landy also serves on the Board of Directors as a nominee of Warburg. Mr. Landy also serves as a director of CN Biosciences, Inc., Level One Communications, Inc., Nova Corporation and several privately-held companies.


Board Meeting and Committees

     The Board of Directors of the Company held a total of two meetings in 1997 since the Merger between The Indus Group, Inc. and TSW International, Inc. was consummated on August 25, 1997. The Board of Directors has two committees, an Audit Committee and a Compensation Committee, which were established in June 1997. During the last fiscal year, all directors attended 100% of the meetings of the Board of Directors and the meetings of all committees of the Board of Directors on which such directors served.

     The Audit Committee of the Board of Directors currently consists of Richard
W. MacAlmon, Joseph P. Landy and Alan G. Merten. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held one meeting during fiscal 1997.

     The Compensation Committee of the Board of Directors currently consists of Messrs. Robert W. Felton, William H. Janeway and Alan G. Merten and held one meeting. The Compensation Committee establishes the Company's executive compensation policy, determines the salary and bonuses of the Company's executive officers and recommends to the Board of Directors stock option grants for executive officers. The Compensation Committee held one meeting during fiscal 1997.


Director Compensation

     Directors currently receive no cash fees for services provided in that capacity but are reimbursed for out-of-pocket expenses they incur in connection with their attendance at meetings of the Board of Directors. The Company's 1997 Director Option Plan (the "Director Option Plan") was adopted by the Board of Directors and approved by the stockholders of the Company on July 17, 1997. Under the Director Option Plan, the Company reserved 200,000 shares of Common Stock for issuance to the directors of the Company pursuant to nonstatutory stock options. As of March 11, 1998, options to purchase an aggregate of 30,000 shares were outstanding under the Director Option Plan at an exercise price of $15.38 per share, of which options to purchase 3,750 shares were fully vested and immediately exercisable; no options had been exercised pursuant to the Plan; and 170,000 shares remained available for future grant.

     Each director who is not an employee of the Company is automatically granted a nonstatutory option to purchase 10,000 shares of Common Stock of the Company (the "First Option") on the date such person becomes a director or, if later, on the effective date of the Director Option Plan. Thereafter, each such person will automatically be granted an option to acquire 2,500 shares of the Company's Common Stock (the "Subsequent Option") upon such outside director's re-election at each Annual Meeting of Stockholders, provided that on such date such person has served on the Board of Directors for at least six months. Each option granted under the Director Option Plan will become exercisable as to 25% of the Shares subject to such option on each anniversary of its date of grant. Messrs. Merten, Janeway and Landy were each granted First Options upon the closing of the Merger on August 25, 1997, at an exercise price of $15.38 per share.

     1995 Director Option Plan

     Prior to the Merger, The Indus Group, Inc. had implemented a 1995 Director Option Plan (the "1995 Director Plan"). Under the 1995 Director Plan each director who is not an employee of the Company was automatically granted a nonstatutory option to purchase 10,000 shares of Common Stock of the Company on the date such person becomes a director or, if later, on the effective date of the 1995 Director Plan. Thereafter, each such person would automatically be granted an option to acquire 2,500 shares of the Company's Common Stock upon such outside director's re-election at each Annual Meeting of Stockholders, provided that on such date such director had served on the Board of Directors for at least six months. Each option granted under the 1995 Director Plan would become exercisable as to 25% of the Shares subject to such option on each anniversary of its date of grant.

     As of March 11, 1998, an option to purchase an aggregate of 12,500 shares had been granted to Mr. Merten under the 1995 Director Plan at a weighted average exercise price of $15.20 per share, of which options to purchase 5,250 shares were fully vested and immediately exercisable and no shares had been exercised. No further options shall be granted under the 1995 Director Plan. Each option outstanding prior to the Merger under the 1995 Director Plan has been converted into an option to purchase the equivalent number of shares of Indus International Common Stock.


Required Vote

     The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

                                 PROPOSAL TWO

                         AMENDMENT TO 1997 STOCK PLAN


     On February 17, 1998, the Board of Directors of the Company approved an amendment to the 1997 Stock Plan (the "Stock Plan") to increase the number of shares of Common Stock available for issuance under the Plan from 5,000,000 to 7,500,000 shares. The Board of Directors believed that increasing the number of shares available under the Stock Plan would enable the Company to continue to attract, retain and motivate its employees and consultants through equity incentives.

     Of the 5,000,000 shares authorized under the Stock Plan prior to the amendment described above, as of March 11, 1998, no options to purchase shares had been exercised, options to purchase an aggregate of 3,465,500 shares were outstanding, and 1,534,500 shares remained available for future grant.

     At the Annual Meeting, the stockholders are being asked to approve the amendment to the Stock Plan to increase the number of shares of Common Stock reserved thereunder.


Summary of Stock Plan

     The principal features of the Stock Plan are described below:

     Purpose. The purposes of the Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and its subsidiaries and to promote the success of the Company's business.

     Administration. With respect to grants of options or stock rights to employees who are also officers or directors of the Company, the Stock Plan shall be administered by (i) the Board of Directors of the Company if the Board of Directors may administer the Stock Plan in compliance with Rule 16b-3 with respect to a plan intended to qualify under Rule 16b-3 as a discretionary plan or (ii) a committee designated by the Board of Directors to administer the Stock Plan, which committee shall be constituted in such a manner as to permit the plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. With respect to grants of options or stock rights to employees or consultants who are neither officers nor directors of the Company, the Stock Plan shall be administered by (i) the Board of Directors or
(ii) a committee designated by the Board of Directors, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of stock and option plans, if any, of California corporate and securities laws and of the Internal Revenue Code of 1986 as amended (the "Code"). If permitted by Rule 16b-3, the Stock Plan may be administered by different bodies with respect to directors, non-director officers and employees who are neither officers nor directors and consultants who are not directors.

     The administrator of the Stock Plan has full power to select, from among the officers, employees, directors and consultants of the Company eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participants and to determine the specific terms of each grant, subject to the provisions of the Stock Plan. The interpretation and construction of any provision of the Stock Plan by the administrator is final and conclusive. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Stock Plan.

     Eligibility. The Stock Plan provides that non-statutory stock options and stock rights may be granted to employees, including officers and directors, and consultants of the Company or any subsidiary of the Company. Directors of the Company who are not employees or consultants are not eligible to participate in the Stock Plan. Incentive stock options may be granted only to employees, including officers and directors, of the Company or any subsidiary of the Company. No employee can be granted options covering more than 500,000 shares under the Stock Plan in any fiscal year. In addition, there is a $100,000 limit on the total market value of shares subject to all incentive stock options which are granted by the Company or any parent or subsidiary of the Company to any employee which are exercisable for the first time in any one calendar year.

     Reserved Shares. A total of 5,000,000 shares of Common Stock have been reserved for issuance under the Stock Plan and also subject to adjustment for future stock splits, stock dividends and similar events.

     Subject to the provisions of the Stock Plan, if any shares of Common Stock that have been optioned cease to be subject to an option, or if any shares of restricted stock or shares that are subject to any stock purchase right or incentive stock right granted under the Stock Plan are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares will again be available for distribution in connection with future awards or option grants under the Stock Plan.

     Stock Options. The Stock Plan permits the granting of nontransferable stock options that either qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options" or "ISOs") or do not so qualify ("Non-Statutory Stock Options" or "NSOs").

     The term of each option will be fixed by the administrator but may not exceed ten years from the date of grant in the case of ISOs, or five years from the date of grant in the case of ISOs granted to the owner of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary. The administrator will determine the time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the administrator.

     The option exercise price for each share covered by a non-statutory option shall be determined by the administrator of the Stock Plan. The option exercise price of an ISO may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. In the case of ISOs granted to the owner of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the option exercise price for each share covered by such option may not be less than 110% of the fair market value of a share of Common Stock on the date of grant of such option. The administrator of the Stock Plan determines such fair market value. As long as the Common Stock of the Company is traded on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the fair market value of a share of Common Stock of the Company shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system) for the last market trading date before the time of determination, as reported in The Wall Street Journal or such other source as is deemed reliable.

     The consideration to be paid for shares issued upon exercise of options granted under the Stock Plan, including the method of payment, will be determined by the administrator (and, in the case of ISOs, such determination shall be made at the time of grant) and may consist entirely of cash, check, promissory note or shares of Common Stock which, in the case of shares acquired upon exercise of an option, have been beneficially owned for at least six months or which were not acquired directly or indirectly from the Company, with a fair market value on the exercise date equal to the aggregate exercise price of the shares being purchased. The administrator may also authorize as payment the delivery of a properly executed notice and irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price or the delivery of an irrevocable subscription agreement for the shares which irrevocably obligates the optionee to take and pay for the shares not more than 12 months after delivery of the subscription agreement. The administrator may also authorize payments by any combination of the foregoing methods or by any other method permitted by applicable laws.

     Under the Stock Plan, in the event of termination of an optionee's employment or consulting relationship for any reason (other than death or permanent disability), an option may thereafter be exercised (to the extent it was exercisable at the date of such termination) for thirty days (or such other period as determined by the administrator not to exceed six months or three months in the case of an ISO). If the optionee's employment or consulting relationship is terminated as a result of the optionee's permanent disability, the option may be exercised for a period of six months after the date of termination. If an optionee's employment or consulting relationship is terminated by reason of the optionee's death, the options held by such individual can be exercised by the optionee's estate or successor for twelve months following death. However, in no case can an option be exercised after the expiration of its term.

     All options granted under the Stock Plan shall be evidenced by a stock option agreement between the Company and the optionee to whom such option is granted. Each agreement shall contain in substance the terms and conditions described above.

     Stock Purchase Rights. The Stock Plan permits the granting of stock purchase rights to purchase Common Stock of the Company either alone, in addition to, or in tandem with other awards under the Stock Plan. Upon the granting of a stock purchase right under the Stock Plan, the offeree is advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person is entitled to purchase, the price to be paid and the time within which such person must accept such offer (which in no event may exceed six months from the date the purchase right was granted). The offer shall be accepted by execution of a restricted stock purchase agreement between the Company and the offeree. Stock purchase rights granted to persons subject to Section 16 of the Securities Exchange Act of 1934 shall be subject to any restrictions necessary to comply with Rule 16b-3.

     Nontransferability of Options and Stock Rights. Options and stock rights granted pursuant to the Stock Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant.

     Withholding Under the Stock Plan. The administrator of the Stock Plan may also permit participants to satisfy their withholding tax obligations using Common Stock when appropriate.

     Acceleration of Options and Stock Rights. In the event of a proposed sale of all or substantially all of the assets of the Company, or the Merger of the Company with or into another corporation, each outstanding option and stock right shall be assumed or substituted by an equivalent option or right by such successor corporation. In the event the successor corporation refuses to assume or substitute the option or stock purchase right, the participant will have the right to exercise the option or stock right as to all shares subject to such option or stock right, including shares as to which the option or stock right would not otherwise be exercisable. If an option or stock purchase right is exercisable in lieu of assumption or substitution, the Company shall notify the participant that the option or stock right shall be fully exercisable for a period of 15 days from the date of such notice and the option or stock right will terminate upon the expiration of such period.

     Adjustment upon Changes in Capitalization. In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares which have been reserved for issuance under the Stock Plan and the price per share covered by each outstanding option or stock right. In the event of the proposed dissolution or liquidation of the Company, all outstanding options and stock rights will terminate immediately before the consummation of such proposed action, unless otherwise provided by the Board of Directors. The Board of Directors may, in its discretion, make provision for accelerating the exercisability of shares subject to options or stock rights under the Stock Plan in such event.

     Amendment and Termination. The Board of Directors may amend, alter, suspend or discontinue the Stock Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any incentive stock rights, stock options, stock appreciation rights or stock purchase rights then outstanding under the Stock Plan, without the participant's consent. To the extent necessary and desirable to comply with Rule 16b-3 or Section 422 of the Code (or any other applicable law or regulation), the Company will obtain stockholder approval of any amendment to the Stock Plan in such a manner and to such a degree as required. Subject to the specific terms of the Stock Plan, the administrator may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option or shares of stock relating thereto at any time. The administrator may also substitute new stock options for previously granted stock options, including previously granted stock options having higher option prices, and may reduce the exercise price of any option to the then current fair market value if the fair market value of the Common Stock covered by such option shall have declined since the date the option was granted. The Stock Plan shall continue in effect for a term of ten years unless sooner terminated as described above.

Federal Income Tax Aspects of the Stock Plan

     The following is a brief summary of the federal income tax consequences of transactions under the Stock Plan. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     Incentive Stock Options. An optionee who is granted an ISO will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(i) the fair  market  value of the shares at the date of the option  exercise or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply in the case of optionees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     Non-Statutory Stock Options. All other options, which do not qualify as ISOs, are referred to as Non-Statutory Stock Options. An optionee will not recognize any taxable income at the time he is granted a Non-Statutory Stock Option. However, upon exercise of the option, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee with respect to shares acquired upon exercise of a Non-Statutory Stock Option.

     Different  rules  may apply in the case of  optionees  who are  subject  to
Section 16 of the Securities Exchange Act of 1934, as amended.

     Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as Non-Statutory Stock Options. However, restricted stock is usually purchased upon exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock ceases to be subject to substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company (i.e., as it "vests"). At such times, the purchaser will recognize the ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. However, a purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, would be equal to the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period would commence on the purchase date. The ordinary income recognized by a purchaser who is an employee will be treated as wages and will be subject to tax with holding by the Company. Generally, the Company will be entitled to a tax deduction in the amount and at the time the purchaser recognizes ordinary income.

     Different  rules may apply in the case of  purchasers  who are  subject  to
Section 16 of the Securities Exchange Act of 1934, as amended.

     Payments in Respect of a Change in Control. The Stock Plan authorizes the acceleration of options and stock purchase rights under certain conditions in the event of a Merger or sale of substantially all of the assets of the Company. Such acceleration or payment may cause part or all of the consideration involved to be treated as a "parachute payment" under the Code, which may subject the recipient thereof to a 20% excise tax and which may not be deductible by the participant's employer.

     The foregoing is only a summary of the effect of federal income taxation upon optionees and the Company with respect to the grant and exercise of options under the Stock Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.


Stock Plan Benefits

     The Company cannot now predict the amount of benefits that will be received by or allocated to any particular participant under the Stock Plan. The following table sets forth the number of options granted under the Stock Plan to
(i) each of the Named Executive Officers; (ii) all executive officers as a group; (iii) all non-executive directors as a group; and (iv) all employees other than executive officers as a group.

                                                                                        Number of
                                                                          Dollar         Options
                                                                         Value of       Granted in
Name and Principal Position                                             Grants(1)          1997
---------------------------                                             ---------         ------
Robert W. Felton
 Chairman and Chief Executive Officer ............................   $        --          130,000

Christopher R. Lane
 Vice Chairman and President of Strategy and
 Product Development .............................................            --          105,000

John W. Blend, III
 President of Worldwide Sales and Marketing and Director .........            --           90,000

Richard W. MacAlmon
 Senior Vice President and Director ..............................            --           50,000

Frank M. Siskowski
 Chief Financial Officer and Executive Vice President
 of Investor Relations ...........................................            --           85,000

All Executive Officers as a Group (5 persons) ....................            --          460,000

Non-Executive Directors as a Group (0 persons) ...................            --              --

All Employees Other than Executive Officers ......................            --        3,033,750

------------
(1) The dollar value of option grants under the Stock Plan was computed based on the closing price of the Company's Common Stock on December 31, 1997 on the Nasdaq National market of $7.25 minus the exercise price. On such date, all options granted under the Stock Plan were "out-of-the-money."

Required Vote

     The approval of amendment to the Stock Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented in person or by proxy and entitled to vote on the proposal. See "Quorum; Required Vote" above.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1997 STOCK PLAN.

                                 PROPOSAL THREE

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as independent auditors of the Company, to audit the financial statements of the Company for the current year ending December 31, 1998 and recommends that the stockholders ratify this selection. Representatives of Ernst & Young LLP are expected to be available at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


Required Vote

     The Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. In the event that the stockholders do not approve the selection of Ernst & Young LLP, the Board of Directors will reconsider its selection.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                            EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company during 1995, 1996 and 1997 to its Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers during the year ended December 31, 1997 (the "Named Executive Officers"):


                          SUMMARY COMPENSATION TABLE
                                                 Annual Compensation
                                           -------------------------------
                                                                                   All Other
  Name and Principal Position      Year      Salary ($)          Bonus        Compensation ($)(1)
 -----------------------------     ----     ------------        -------       -------------------
Robert W. Felton(2)               1997        $ 240,000         $ 4,307            $  2,027
 Chairman and                     1996          195,000           7,334               4,435
 Chief Executive Officer          1995          180,000          12,055               3,919

Christopher R. Lane(3)            1997          250,000             --              286,265
 Vice Chairman and                1996          250,000             --                  600
 President of Strategy            1995          250,000             --                  510
 and Product Development

John W. Blend, III(4)             1997          200,000             --              296,810
 President of Worldwide Sales     1996          200,000             --               12,155
 and Marketing and Director       1995          200,000             --                  408

Richard W. MacAlmon(5)            1997          200,000           4,307               2,027
 Senior Vice President            1996          185,000           7,334               2,789
 and Director                     1995          180,000          12,055               4,720

Frank M. Siskowski(6)             1997          180,000          50,000                 801
 Chief Financial Officer and      1996           52,500             --                  338
 Executive Vice President         1995           N/A             N/A                  N/A
 of Investor Relations

------------
(1) "All Other Compensation" is itemized as follows:

     * In 1997, Mr. Felton received $1,226 in payment pursuant to the Company's profit sharing plan and $801 in payment of life insurance premiums. In 1996, he received $2,519 in payment to his profit sharing plan and $1,916 in payment of life insurance premiums. In 1995, he received $3,033 in payments to his profit sharing plan and $886 in payment life insurance premiums.

     * In 1997, Mr. Lane received $600 in payment of life insurance premiums; $171,903 in loan and accrued interest forgiveness; and $113,762 in housing and relocation payments. In 1996, he received $600 in payment of life insurance premiums. In 1995, he received $510 in payment of life insurance premiums

     * In 1997, Mr. Blend received $12,155 in payment in payment of split dollar life insurance premiums and $284,655 in loan and accrued interest forgiveness. In 1996, he received $12,155 in payment of split dollar life insurance premiums. In 1995, he received $408 in payment of life insurance premiums.

     * In 1997, Mr. MacAlmon received $1,226 in payment pursuant to the Company's profit sharing plan; $801 in payment of life insurance premiums. In 1996, he received $2,519 in payment to his profit sharing plan and $270 in payment of life insurance premiums. In 1995, he received $4,562 in payment to his profit sharing plan and $158 in payment of life insurance premiums.

     * In 1997, Mr. Siskowski received $801 in payment of life insurance premiums. In 1996, he received $338 in payment of life insurance premiums. Mr. Siskowski's date of hire with the Company was September 1996.

(2) Robert W. Felton was previously Chairman, Chief Executive Officer and President of The Indus Group, Inc. Subsequent to the Merger, he became Chairman and Chief Executive Officer of the Company. The compensation described in this Summary Compensation Table for 1995, 1996 and 1997

                                       11

    includes amounts paid by both the Company and The Indus Group, Inc. and has been reported on a calendar year basis. The Merger was accounted for as a pooling-of-interests, therefore all revenues and expenses for the Company have been combined retroactively.

(3) Christopher R. Lane was previously President and Chief Executive Officer of TSW International, Inc. Subsequent to the Merger, he became Vice Chairman and President of Strategy and Product Development. The compensation described in this Summary Compensation Table reflects certain amounts paid by TSW International, Inc. prior to the Merger when TSW International, Inc. was an independent private company. TSW International, Inc. reported its results based on a March 31 year-end, while the Company reports on a calendar year basis. Accordingly, the amounts reflected in the Summary Compensation Table for 1995, 1996 and 1997 include amounts paid by both the Company and TSW International, Inc. and have been reported on a calendar year basis. The Merger was accounted for as a pooling-of-interests; therefore all revenues and expenses for the Company have been combined retroactively.

(4) John W. Blend, III was previously Executive Vice President, Worldwide Distribution of TSW International, Inc. Subsequent to the Merger, he became President of Worldwide Sales and Marketing and director. The compensation described in this Summary Compensation Table reflects certain amounts paid by TSW International, Inc. prior to the Merger when TSW International, Inc. was an independent private company. TSW International, Inc. reported its results based on a March 31 year-end, while the Company reports on a calendar year basis. Accordingly, the amounts reflected in the Summary Compensation Table for 1995, 1996 and 1997 include amounts paid by both the Company and TSW International, Inc. and have been reported on a calendar year basis. The Merger was accounted for as a pooling-of-interests; therefore all revenues and expenses for the Company have been combined retroactively.

(5) Richard W. MacAlmon was previously Senior Vice President, Vice President of Marketing and director of The Indus Group, Inc. Subsequent to the Merger, he became Senior Vice President and director of the Company effective August 25, 1997. The compensation described in this Summary Compensation Table for 1995, 1996 and 1997 include amounts paid by both the Company and The Indus Group, Inc. and have been reported on a calendar year basis. The Merger was accounted for as a pooling-of-interests, therefore all revenues and expenses for the Company have been combined retroactively.

(6) Frank M. Siskowski was Chief Financial Officer and Senior Vice President of The Indus Group, Inc. Subsequent to the Merger, he became Chief Financial Officer and Executive Vice President of Investor Relations of the Company effective August 25, 1997. The compensation described in this Summary Compensation Table for 1995 and 1996 include amounts paid by both the Company and The Indus Group, Inc. and have been reported on a calendar year basis. The Merger was accounted for as a pooling-of-interests, therefore all revenues and expenses for the Company have been combined retroactively.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to the value of stock options held by Named Executive Officers as of December 31, 1997.


                                                        Individual Grants
                                    -----------------------------------------------------------      Potential Realizable
                                                                                                       Value at Assumed
                                      Number of       Percent of                                     Annual Rates of Stock
                                     Securities     Total Options                                   Price Appreciation For
                                     Underlying       Granted to       Exercise                         Option Term(2)
                                       Options       Employees in     Price per     Expiration    ---------------------------
                Name                   Granted       Fiscal Year        Share         Date(1)          5%            10%
               ------                 ---------     -------------      -------       ---------    -----------   -------------
Robert W. Felton(3)(6) ............   130,000             3.0%        $   15.13      11/6/07       $946,725      $2,662,725
Christopher R. Lane(4)(6) .........   105,000             2.4%            13.75      11/6/07        909,563       2,295,563
John W. Blend, III(4)(6) ..........    90,000             2.1%            13.75      11/6/07        779,625       1,967,625
Frank M. Siskowski(4)(6) ..........    85,000             1.9%            13.75      11/6/07        736,313       1,858,313
John W. Blend, III(5)(7) ..........    71,104             1.6%             3.94      2/21/07        176,494         445,438
Richard W. MacAlmon(4)(6) .........    50,000             1.1%            13.75      11/6/07        433,125       1,093,125

------------
(1) Options may terminate before their expiration upon the termination of optionee's status as an employee or consultant or upon the optionee's death or disability.

(2) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These potential realizable value numbers are calculated based on Securities and Exchange Commission requirements and do not reflect the Company's estimate of future stock price growth.

(3) Options were granted under Indus International, Inc. 1997 Stock Option Plan at an exercise price equal to 110% of the fair market value on the date of grant.

(4) Options were granted under Indus International. Inc. 1997 Stock Option Plan at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

(5) Options were granted under former TSW International, Inc. 1994 Employee Stock Option Plan at an exercise price equal to the fair market value of TSW International, Inc.'s Common Stock, as determined by the Board of Directors on the date of grant.

(6) Options become exercisable as to 25% of the option shares on each anniversary of the vesting commencement date, with full vesting occurring on the fourth anniversary of the vesting commencement date.

(7) Options become exercisable as to 33% of the option shares upon grant and on each anniversary of the vesting commencement date, with full vesting occurring on the second anniversary of the vesting commencement date.

            AGGREGATE OPTION EXERCISES IN 1997 AND YEAR-END VALUES

     The following table sets forth information concerning the shares acquired and the value realized upon the exercise of stock options during 1997, the number of shares of Common Stock underlying exercisable and unexercisable options held by each of the Named Officers as of December 31, 1997 and the values of unexercised "in-the-money" options as of that date.

                                                                   Number of Securities
                                                                  Underlying Unexercised         Value of Unexercised in-the-
                                                                        Options at                 Money Options at Fiscal
                                     Shares                       December 31, 1997 (#)               Year-End ($)(1)
                                   Acquired on       Value     ----------------------------- ------------------------------------
              Name                Exercise (#)   Realized ($)   Exercisable   Unexercisable   Exercisable ($)   Unexercisable ($)
             ------              -------------- -------------- ------------- --------------- ----------------- ------------------
Robert W. Felton ...............         --       $      --        17,500        182,500         $      --         $      --
John W. Blend, III(2) ..........     140,000       1,774,200      512,472        175,689          3,133,269           305,071
Christopher R. Lane(2) .........      50,000         570,750      517,078        437,138          2,518,877         1,486,803
Frank M. Siskowski .............         --              --        12,500        122,500                --                --
Richard W. MacAlmon ............         --              --         2,500         57,500                --                --

------------
(1) Represents the positive spread between the respective exercise prices of outstanding stock options and the closing price of the Common Stock on December 31, 1997 of $7.25 per share, as reported by the Nasdaq National Stock Market at the close of business.

(2) Exercise of Common Stock options issued under TSW International, Inc. stock plans.

                     REPORT OF THE COMPENSATION COMMITTEE


Merger between The Indus Group, Inc. and TSW International, Inc.

     Effective August 25, 1997, a new company, Indus International, Inc., was formed, and The Indus Group, Inc. and TSW International, Inc. each merged into wholly-owned subsidiaries of Indus International, Inc. (the "Merger"). In connection with the Merger, the Compensation Committee reviewed the compensation of the executive officers of two entities that would now be managing the combined company. Prior to the Merger, the Compensation Committee consisted of Robert W. Felton, Alan G. Merten and Donald F. Robertson. Subsequent to the Merger, the Compensation Committee consisted of Robert W. Felton, Alan G. Merten and William H. Janeway.


Overview and Philosophy

     The Compensation Committee (the "Committee") of the Board of Directors regularly reviews and approves all executive officer pay plans and develops recommendations for stock option grants for approval by the Board of Directors. These include the following compensation elements: base salaries, annual incentives, stock options and various benefit plans.

     The Committee is comprised of two independent, non-employee directors and one director who is an executive officer of the Company. It is the Committee's objective that executive compensation be directly determined by achievement of the Company's planned business performance. Specifically, the Company's executive compensation program is designed to reward exceptional executive performance that results in enhanced corporate and stockholder values.

     Published industry pay salary data is reviewed and relied upon in the Committee's assessment of appropriate compensation levels, specifically the analysis of proxies of certain public software companies, two executive compensation surveys of companies with average revenues of $250 million and the Culpepper High Tech Survey. The Committee also retains independent compensation consultants to provide objective and expert advice in the review of the Company's stock option plans.

     The Committee recognizes that the industry sector in which the Company operates is both highly competitive and undergoing significant globalization with the result that there is substantial demand for qualified, experienced executive personnel. The Committee considers it crucial that the Company be assured of retaining and rewarding its top caliber executives who are essential to the attainment of the Company's ambitious long-term, strategic goals.

     For these reasons, the Committee believes the Company's executive compensation arrangements must remain competitive with those offered by other companies of similar size, scope, performance levels and complexity of operations, including some, but not all, of the companies comprising the Nasdaq--100 Index and the Nasdaq Computer Index.


Annual Cash Compensation (Base Salary, Plus Performance Incentives)

     The Committee believes that annual cash compensation should be paid commensurate with attained performance. The Company's executive cash compensation consists of base compensation (salary) and an annual performance incentive (bonus). Base salaries for executive officers are established by considering a number of factors, including the Company's continued profitable growth; the executive's individual performance and measurable contribution to the Company's success; and pay levels of similar positions with comparable companies in the industry. The Committee supports the Company's compensation philosophy of moderation for elements such as base salary and benefits. Base salary decisions are made as part of the Company's formal annual review process. In September 1997, the Committee approved raises in the base salary of the Company's executive officers (excluding the Chief Executive Officer) which averaged 13%. These raises were intended to reflect the salary levels for similar positions in the information technology industry and the anticipated additional responsibilities of each executive officer in the upcoming year.


Long-Term Incentive: Stock Options

     The Committee recommends executive stock options under the Stock Plan to foster executive officer ownership of the Company's Common Stock, to stimulate a long-term orientation in decisions and to provide direct linkage with stockholder interests. The Committee considers the total compensation package, industry practices and trends, the executive's accountability level, and assumed potential stock value in the future when granting stock options. The Committee recommends option amounts to provide retention considering projected earnings to be derived from option gains based upon relatively conservative assumptions relating to planned growth and earnings. Therefore, the stock option program is intended to serve as an effective and competitive long-term incentive and retention tool for the Company's executives, as well as other key employees. The exercise prices of stock options granted to executive officers are equal to the fair market value of the Company's Common Stock on the date of grant. Therefore, stock options provide an incentive to maximize the Company's profitable growth that ordinarily, over time, should be reflected in the price of the Company's Common Stock. The Committee believes that the Company's stock option plan has been administered in a manner comparable to its peer group and other high performing companies in the high technology sector.


Benefits

     The Company provides benefits to the named executive officers that are generally available to all employees of the Company. The amount of executive level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus for the calendar year 1997 for any executive officer.


Chief Executive Officer Compensation

     Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers however the inside director was excluded from participating in this process. In September 1997, the Compensation Committee (excluding Mr. Felton) raised Mr. Felton's base salary by 35%. This increase was designed to bring Mr. Felton's salary in line with other chief executive officers in the information technology industry and to reflect the Company's achievement of its goals for 1997 in terms of revenues and earnings per share.

     It is the opinion of the Committee that the aforementioned compensation policies and structures provide the necessary discipline to properly align the Company's corporate economic performance and the interest of the Company's stockholders with progressive, balanced and competitive executive total compensation practices in an equitable manner.


                            The Compensation Committee of the Board of Directors


                            Robert W. Felton
                            William H. Janeway
                            Alan G. Merten

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return for the Company's Common Stock with the cumulative total return of The Stock Market--U.S. Index and the Nasdaq Computer Index. The graph assumes that $100 was invested on August 25, 1997 in the Company's Common Stock, The Nasdaq Stock Market--U.S. Index and the Nasdaq Computer Index, including reinvestment of dividends. No dividends have been declared or paid on the Company's Common Stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.


[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


                     Indus         The Stock Market           Nasdaq
     Date     International, Inc.    U.S. Index          Computer Index
------------  -------------------  ----------------       --------------
  8/26/97            100                 100                    100
  9/10/97            103                 103                    101
  9/24/97            106                 106                    103
  10/8/97            100                 109                    105
 10/22/97            113                 107                    101
 11/11/97             83                 100                     92
 11/25/97             90                 100                     94
  12/9/97             91                 102                     95
 12/23/97             45                  95                     85

                     CERTAIN TRANSACTIONS WITH MANAGEMENT

     In September  1992,  TSW  International,  Inc.  loaned  $230,000 to John W.
Blend, then an executive officer, director, and shareholder of TSW International, Inc. In June 1997, TSW International, Inc. forgave the aggregate amount of indebtedness including accrued interest of $284,655. TSW International, Inc. loaned Mr. Blend an additional $100,910 in June 1997, which remains outstanding and bears no interest, for payment of taxes in conjunction with the note forgiveness. The largest aggregate amount of indebtedness outstanding at any time in 1997 was $284,655, and the amount of outstanding indebtedness as of March 11, 1998 was $100,910.

     In December 1996, TSW International, Inc. loaned $166,000 to Christopher R. Lane, then an executive officer, director and shareholder of TSW International, Inc. In June 1997, TSW International, Inc. forgave the aggregate amount of indebtedness including accrued interest of $171,903. TSW International, Inc. loaned Mr. Lane an additional $60,940 in June 1997, which remains outstanding and bears no interest, for payment of taxes in conjunction with the note forgiveness. The largest aggregate amount of indebtedness outstanding at any time in 1997 was $171,903, and the amount of outstanding indebtedness as of March 11, 1998 was $60,940.

     Prior to the Merger, in private placement transactions, TSW International, Inc. issued subordinated long-term notes to Warburg, Pincus Investors, LP in the principal amount of $18,065 million. The notes bore an interest rate of prime plus 1.5% with varying maturity dates from July 31, 1999 to October 13, 2000. Pursuant to the Merger, the outstanding principal balance of the subordinated floating rate notes of TSW International, Inc. (including accrued interest) was exchanged for an aggregate of 1,235,879 shares of the Company's Common Stock.

     In August 1997, the Company paid housing and relocation costs for Mr. Lane, which totaled $113,762.

     In December 1997, the Board of Directors approved a contract with Valour, Inc. to provide human resource consulting services. The services to be provided under the agreement commence in January 1998 with a monthly fixed fee of $10,000. Robert W. Felton, Chairman of the Board and Chief Executive Officer of the Company, is a director and shareholder of Valour, Inc.


            SECURITY OWNERSHIP OF MANAGEMENT; PRINCIPAL STOCKHOLDERS

     The table below sets forth, as of March 11, 1998, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each Named Executive Officer; (iii) each director of the Company; and (iv) all current directors and executive officers as a group.

                                                              Shares         Approximate
                                                           Beneficially     Percentage of
                    Name and Address                         Owned(1)         Ownership
                   ------------------                       ----------       -----------
Warburg, Pincus Investors, LP(2) ......................     12,952,609           35.4%
William H. Janeway(2)(3) ..............................     12,953,859           35.4%
Joseph P. Landy(2)(3) .................................     12,953,859           35.4%
Robert W. Felton(4) ...................................      9,515,061           26.0%
Richard W. MacAlmon(5) ................................      1,175,000            3.2%
John W. Blend, III(6) .................................        535,011            1.5%
Christopher R. Lane(7) ................................        417,078            1.1%
Frank M. Siskowski(8) .................................         12,500              *
Alan G. Merten(9) .....................................          8,500              *
All current directors and executive officers as a group
 (8 persons)(10) ......................................     24,618,259           67.2%

------------
  * Less than 1%
 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting

                                       18

    power or investment power with respect to such shares. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of the Company's Common Stock that will be issuable to the identified person or entity pursuant to assumed stock options that are either immediately exercisable or exercisable within sixty days of March 11, 1998 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Represents shares held by Warburg, Pincus Investors, LP ("Warburg"). Warburg, Pincus & Co. is the sole General Partner of Warburg and has a 20% interest in the profits of Warburg. E.M. Warburg, Pincus & Co. LLC manages Warburg. Lionel I. Pincus is the managing partner of Warburg, Pincus & Co. and the managing member of E.M. Warburg, Pincus & Co., LLC and may be deemed to control both such entities. The members of E.M. Warburg, Pincus & Co., LLC are substantially the same as the partners of Warburg, Pincus & Co., LLC are substantially the same as the partners of Warburg, Pincus & Co. Messrs. Janeway and Landy, who will be directors of the combined company, are Managing Directors and members of E.M. Warburg, Pincus & Co., LLC, and general partners of Warburg, Pincus & Co. Messrs. Landy and Janeway may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Exchange Act) in an indeterminate portion of the shares beneficially owned by Warburg. Messrs. Janeway and Landy each disclaim beneficial ownership, for purposes of Section 16 of the Exchange Act or otherwise, of such shares. The address of Warburg is 466 Lexington Avenue, New York, New York 10017. Includes 3,702,877 shares issuable upon the exercise of currently exercisable warrants held by Warburg.

(3) Includes 1,250 shares subject to options exercisable within 60 days of March 11, 1998 granted to each of Messrs. Janeway and Landy in their capacity as directors.

(4) Includes 17,500 shares subject to options exercisable within 60 days of March 11, 1998. The address of Mr. Felton is c/o Indus International, Inc., 60 Spear Street, San Francisco, CA 94105.

(5) Includes 2,500 shares subject to options for which are presently exercisable or will become exercisable within 60 days of March 11, 1998.

(6) Includes 382,173 shares subject to options exercisable within 60 days of March 11, 1998.

(7) Includes 417,078 shares subject to options exercisable within 60 days of March 11, 1998.

(8) Includes 12,500 shares subject to options exercisable within 60 days of March 11, 1998.

(9) Includes 6,500 shares subject to options exercisable within 60 days of March 11, 1998.

(10)Includes 4,543,628 shares subject to options and warrants exercisable within 60 days of March 11, 1998.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The  Company's  Compensation  Committee  currently  consists  of  Robert W.
Felton, William H. Janeway and Alan G. Merten. Mr. Felton is an executive officer and director of the Company. No interlocking relationship exists between any member of the Company's Compensation Committee and any member of the compensation committee of any other company.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 ("Section 16 (a)") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and persons who own greater than ten percent of a registered class of the Company's equity securities (a "10% Stockholders") are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1997, all officers, directors and 10% Stockholders complied with all Section 16(a) filing requirements.


                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.


                                        THE BOARD OF DIRECTORS



San Francisco, California
April 10, 1998

                            INDUS INTERNATIONAL, INC.

                                 1997 STOCK PLAN



        1. Purposes of the Plan. The purposes of this Stock Plan are:

               * to attract and retain the best available personnel for positions of substantial responsibility,

               * to provide additional incentive to Employees, Directors and Consultants, and

               *    to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

               (f) "Common Stock" means the common stock of the Company.

               (g)  "Company"  means  Indus  International,   Inc.,  a  Delaware
corporation.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

               (i) "Director" means a member of the Board.

               (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (k) "Employee" means any person, including Officers and Directors, who is employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of
(i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                    (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                    (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

               (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (r) "Option" means a stock option granted pursuant to the Plan.

               (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

               (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

               (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

               (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (x) "Plan" means this 1997 Stock Plan.

               (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

               (z)  "Restricted  Stock  Purchase   Agreement"  means  a  written
agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

               (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (bb) "Section 16(b)" means Section 16(b) of the Exchange Act.

               (cc) "Service   Provider"   means  an  Employee,   Director  or
Consultant.

               (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

               (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

               (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 5,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4. Administration of the Plan.

               (a) Procedure.

                    (i)  Multiple   Administrative   Bodies.  The  Plan  may  be
administered by different Committees with respect to different groups of Service Providers.

                    (ii) Section  162(m).  To the extent that the  Administrator
determines  it  to  be  desirable  to  qualify  Options  granted   hereunder  as
"performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                    (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                    (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:


                    (i) to determine the Fair Market Value;

                    (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

                    (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                    (iv) to approve forms of agreement for use under the Plan;

                    (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                    (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                    (vii) to institute an Option Exchange Program;

                    (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                    (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                    (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                    (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                    (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                    (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c)   Effect of Administrator's Decision.   The   Administrator's
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

         5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

         6. Limitations.

               (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

               (c) The following limitations shall apply to grants of Options:

                    (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

                    (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

                    (iii)   The   foregoing   limitations   shall  be   adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 13.

                    (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five
(5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

         9. Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                    (i) In the case of an Incentive Stock Option

                         (A)  granted  to an  Employee  who,  at  the  time  the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                         (B)  granted to any  Employee  other  than an  Employee
described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                    (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                    (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions, which must be satisfied before the Option may be exercised.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                    (i) cash;

                    (ii) check;

                    (iii) promissory note;

                    (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                    (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                    (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                    (vii) any  combination of the foregoing  methods of payment;
or

                    (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                    An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

                    Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, upon the date of such termination, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be vested or exercisable, within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         11. Stock Purchase Rights.

               (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b)  Repurchase  Option.  Unless  the  Administrator   determines
otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

               (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

               (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

         12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

         13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         15. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         16. Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         19. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                            INDUS INTERNATIONAL, INC.

                                 1997 STOCK PLAN

                             STOCK OPTION AGREEMENT


         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

         You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Grant Number                        _________________________

        Date of Grant                       _________________________

        Vesting Commencement Date           _________________________

        Exercise Price per Share           $_________________________

        Total Number of Shares Granted      _________________________

        Total Exercise Price               $_________________________

        Type of Option:                       ___     Incentive Stock Option

                                              ___     Nonstatutory Stock Option

        Term/Expiration Date:               _________________________


     Vesting Schedule:

         This Option may be exercised, in whole or in part, in accordance with the following schedule:

         [Twenty-five percent (25%) of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and twenty-five percent (25%) of the Shares subject to the Option shall vest at the end of each subsequent twelve-month period thereafter, so that all of the Shares shall be vested four (4) years after the Vesting Commencement Date.]

        Termination Period:

         This Option may be exercised for ninety days after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

         1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

               If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

         2. Exercise of Option.

               (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

               (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to Stock Administrator of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

         3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

               (a) cash;

               (b) check;

               (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

               (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

         6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a) Exercising the Option.

                    (i) Nonstatutory Stock Option. The Optionee may incur regular federal and state income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                    (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

               (b) Disposition of Shares.

                    (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                    (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

               (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

         7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

         8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

         By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                   INDUS INTERNATIONAL, INC.



___________________________________         ____________________________________
Signature                                          By

____________________________________        ____________________________________
Print Name                                         Title

____________________________________
Residence Address

____________________________________

                                CONSENT OF SPOUSE

         The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                         _______________________________________
                                         Spouse of Optionee

                                    EXHIBIT A

                                 1997 STOCK PLAN

                                 EXERCISE NOTICE


Indus International, Inc.
60 Spear Street
San Francisco, CA  94105


Attention: Stock Administrator

         1. Exercise of Option. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Indus International, Inc. (the "Company") under and pursuant to the 1997 Stock Plan (the "Plan") and the Stock Option Agreement dated ________, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $______ , as required by the Option Agreement.

         2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

         3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

         5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.


Submitted by:                              Accepted by:

PURCHASER:                                       INDUS INTERNATIONAL, INC.


__________________________________          ____________________________________
Signature                                        By

__________________________________          ____________________________________
Print Name                                       Its


Address:                                         Address:

_________________________________           60 Spear Street
_________________________________           San Francisco, CA  94105

                                                 _______________________________
                                                 Date Received

                                                                      APPENDIX A
--------------------------------------------------------------------------------

PROXY                       INDUS INTERNATIONAL, INC.                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 5, 1998


     The undersigned stockholder(s) of Indus International, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 10, 1998, and hereby appoints Robert W. Felton and Frank M. Siskowski as Proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of Indus International, Inc. (the "Company") to be held on May 5, 1998 at 2:00 p.m., local time, at the Company's headquarters, located at 60 Spear Street, San Francisco, California 94105 and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.


                (Continued, and to be signed on the other side)
--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -


-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                               [ X ] Please mark
                                                                                                                      your votes
                                                                                                                       as this

                                                       WITHHOLD                                               FOR  AGAINST  ABSTAIN
1. Election of Directors                    FOR        FOR ALL    2. To  approve  an   amendment   to  the    [ ]    [ ]     [ ]
   To withhold authority to vote for any                             Company's 1997 Stock Plan to increase
   individual nominee, strike a line        [ ]         [ ]          the  number  of shares  reserved  for
   through the nominee's name in the                                 issuance   thereunder   by  2,500,000
   list below:                                                       shares to 7,500,000 shares.
   Robert W. Felton, Christopher R. Lane, John W. Blend, III,
   Richard W. MacAlmon, Alan G. Merten, William H. Janeway,       3. To ratify the  appointment of Ernst &    [ ]    [ ]     [ ]
   Joseph P. Landy                                                   Young LLP as independent  auditors of
                                                                     the   Company  for  the  fiscal  year
                                                                     ending December 31, 1998.

                                                                  THE  SHARES  REPRESENTED  BY THIS  PROXY
                                                                  WILL BE  VOTED  IN  ACCORDANCE  WITH THE
                                                                  SPECIFICATIONS MADE. IF NO SPECIFICATION
                                                                  IS MADE, THE SHARES  REPRESENTED BY THIS
                                                                  PROXY  WILL  BE  VOTED  FOR  EACH OF THE
                                                                  ABOVE  PERSONS  AND  PROPOSALS,  AND FOR
                                                                  SUCH OTHER  MATTERS AS MAY PROPERLY COME
                                                                  BEFORE THE MEETING AS THE PROXY  HOLDERS
                                                                  DEEM ADVISABLE.

                                                                                          (This proxy should be marked,  dated and
                                                                                          signed by each  stockholder  exactly  as
                                                                                          such  stockholder's name appears hereon,
                                                                                          and  returned  promptly in the  enclosed
                                                                                          envelope. Persons signing in a fiduciary
                                                                                          capacity    should   so   indicate.    A
                                                                                          corporation  is  requested  to sign  its
                                                                                          name   by   its   President   or   other
                                                                                          authorized officer, with the office held
                                                                                          designated.  If shares are held by joint
                                                                                          tenants or as community  property,  both
                                                                                          holders should sign.)


Signature(s) _________________________________________________________________  Dated ____________________________________ , 1998

TO ENSURE  YOUR  REPRESENTATION  AT THE ANNUAL  MEETING,  PLEASE  MARK,  SIGN AND DATE THIS PROXY AND RETURN IT AS  PROMPTLY  AS
POSSIBLE.
-----------------------------------------------------------------------------------------------------------------------------------

                                                    - FOLD AND DETACH HERE -